Exhibit 99.4

VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ARCHROCK PARTNERS, L.P. 9807 KATY FREEWAY, SUITE 100 HOUSTON, TX 77024 ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. x TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. The Board of Directors recommends you vote FOR proposals 1 and 2. For 0 Against 0 Abstain 0 1. Approval of the Agreement and Plan of Merger dated as of January 1, 2018, by and among Archrock, Inc., Amethyst Merger Sub LLC ("Merger Sub"), Archrock Partners, L.P. ("Archrock Partners"), Archrock General Partner, L.P. and Archrock GP LLC, pursuant to which Merger Sub will merge with and into Archrock Partners with Archrock Partners surviving as an indirect wholly-owned subsidiary of Archrock, Inc. (the "Archrock Partners merger proposal") 2. Approval of the adjournment of the Archrock Partners special meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies in the event there are not sufficient votes at the time of the special meeting to approve the Archrock Partners merger proposal 0 0 0 NOTE: The common units represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned unitholder(s). John Sample attorney, executor, administrator, or other fiduciary, please give full ANY CITY, ONA1A 1A1 partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date 02 0000000000 Please sign exactly as your name(s) appear(s) hereon. When signing as title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 1234 ANYWHERE STREET SHARES CUSIP # JOB #SEQUENCE #

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice & Proxy Statement, Annual Report on Form 10-K are available at www.proxyvote.com ARCHROCK PARTNERS, L.P. Special Meeting of Unitholders April 25, 2018 9:00 AM This proxy is solicited by the Board of Directors The unitholder(s) hereby appoint(s) D. Bradley Childers and Stephanie C. Hildebrandt, and each of them, as proxies, with the power to appoint his/her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the common units of ARCHROCK PARTNERS, L.P. that the unitholder(s) is entitled to vote at the Special Meeting of Unitholders to be held at 9:00 AM, Central Time on April 25, 2018, at 9807 Katy Freeway, Suite 100, Houston, TX 77024, and at any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If you execute and return this proxy card but do not specify the manner in which the proxies should vote your common units, the proxies will vote your common units FOR each of the proposals described herein. Continued and to be signed on reverse side